SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October [__], 1996
(Date of earliest event reported)




                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                       033-49370-01                          13-3672337
(State or Other Juris-         (Commission                     (I.R.S. Employer
diction of Incorporation)      File Number)                 Identification No.)


Two World Financial Center, Building B, New York, New York                10281
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(Address of Principal Executive Office)                              (Zip Code)


Registrant's telephone number, including area code:              (212) 667-9300




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                      This Document contains exactly ______ Pages.





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ITEM 5.  OTHER EVENTS

     On October 22, 1996, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of October 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership, as special servicer (the "Special Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1996-D3 (the "Certificates"), issued in nineteen classes. The Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-CS1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the "Publicly Offered Certificates") were sold to Nomura Securities International, Inc. ("NSI") pursuant to an Underwriting Agreement dated as of October 16, 1996, between the Company and NSI, as underwriter. The Class A-CS2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-4H, Class V-1, Class V-2 and Class R Certificates (the "Privately Placed Certificates") were sold to NSI pursuant to a Purchase Agreement dated October 22, 1996, between the Company and NSI, as placement agent. The Publicly Offered Certificates had an aggregate principal balance as of October 22, 1996 of $88,676,550 and the Privately Placed Certificates had an aggregate principal balance as of October 22, 1996 of $93,909,443.

     In the aggregate, the Certificates represent the entire beneficial ownership interests in a trust fund consisting of 113 commercial mortgage loans and a participation interest in a mortgage loan purchased by the Company pursuant to the Mortgage Loan Purchase and Sale Agreement, dated as of October 22, 1996 (the "Mortgage Loan Purchase and Sale Agreement"), by and between the Company and Nomura Asset Capital Corporation, as seller.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits



                             Item 601(a) of
                             Regulation S-K
         Exhibit No.         Exhibit No.                  Description

              4.1                 4            Pooling and Servicing Agreement,
                                               dated as of October 1, 1996.

             10.1                10            Mortgage Loan Purchase and Sale
                                               Agreement, dated as of October
                                               22, 1996.






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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASSET SECURITIZATION CORPORATION





                                      By:
                                         Perry Gershon
                                         Vice President


Date:




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



                                  EXHIBIT INDEX

                                          Item 601(a) of
                                          Regulation S-K
                  Exhibit No.             Exhibit No.                                  Description

                      1                         4                    Pooling and Servicing  Agreement,  dated as of
                                                                     October 1, 1996.

                      2                        10                    Mortgage  Loan  Purchase  and Sale  Agreement,
                                                                     dated as of October 22, 1996.
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